                                                                     Exhibit 4.1

                                    DELAWARE

                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STATUTORY TRUST REGISTRATION OF "AMG CAPITAL TRUST I", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2006, AT 5:30 O'CLOCK P.M.


                                        /s/ Harriet Smith Windsor
                                        ----------------------------------------
                 [SEAL]                 Harriet Smith Windsor,
                                        Secretary of State

                                        AUTHENTICATION: 4630672

                                        DATE: 03-29-06

4133367   8100

060299258

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                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 05:39 PM 03/28/2006
                                                     FILED 05:30 PM 03/28/2006
                                                   SRV 060294801 - 4133367 FILE

                              CERTIFICATE OF TRUST

                                       OF

                               AMG CAPITAL TRUST I

     THIS Certificate of Trust of AMG Capital Trust I (the "Trust") is being duly executed and filed by the undersigned to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. C. Section 3801 ET SEQ.) (the "Act").

     1. NAME. The name of the statutory trust formed hereby is AMG Capital Trust I.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware are Christiana Bank & Trust Company, 1314 King Street, Wilmington, DE 19801.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 381l(a) of the Act.

                                        CHRISTIANA BANK & TRUST COMPANY, not in
                                        its individual capacity but solely as
                                        Delaware Trustee


                                        By: /s/ James M. Young
                                            ------------------------------------
                                            Name: JAMES M. YOUNG
                                            Title: ASSISTANT VICE PRESIDENT

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                                                                          PAGE 1

                                    DELAWARE

                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "AMG CAPITAL TRUST I" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-NINTH DAY OF MARCH, A.D. 2006.


                                        /s/ Harriet Smith Windsor
                                        ----------------------------------------
                 [SEAL]                 Harriet Smith Windsor,
                                        Secretary of State

                                        AUTHENTICATION: 4630675

                                        DATE: 03-29-06

4133367   8300

060299262